UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Jerash Holdings (US), Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! JERASH HOLDINGS (US), INC. 2025 Annual Meeting Vote by September 8, 2025 11:59 PM ET JERASH HOLDINGS (US), INC. 277 FAIRFIELD ROAD SUITE 338 FAIRFIELD, NEW JERSEY 07004 V77113-P36670 You invested in JERASH HOLDINGS (US), INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 10, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 10, 2025 9:00 AM (ET) Unit A, 19/F Ford Glory Plaza 37-39 Wing Hong Street Cheung Sha Wan, Kowloon Hong Kong *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors For Nominees: 01) Choi Lin Hung 02) Wei (“Kitty”) Yang 03) Ibrahim H. Saif 04) Bill Korn 05) Mak Chi Yan 2. To approve, on an advisory basis, the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V77114-P36670